Exhibit 99.1

Employee and Consultant Compensation Agreement

EMPLOYEE AND CONSULTANT COMPENSATION AGREEMENT

THIS EMPLOYEE AND CONSULTANT COMPENSATION AGREEMENT (the "Plan") is made this 10th day of March, 2003, among Rocky Mountain Energy Corporation, a Nevada corporation ("RMEC"); and the following individuals who have executed and delivered this Plan by the execution and delivery of separate Consultant Agreements, which are designated as Exhibits "A" through "E" hereof: Charles Clark, Franklin Fisher, Darren Cioffi, A. Mack, and W Roderick Johnson.

WHEREAS, the Board of Directors of RMEC has adopted a written compensation agreement for compensation of five consultants, all of whom are natural persons; and

WHEREAS, RMEC has engaged the Employees/Consultants to provide services at the request of and subject to the satisfaction of its management; and

WHEREAS, the Employees/Consultants have provided services at the request and subject to the approval of the management of RMEC; and

WHEREAS, a general description of the nature of the services performed and to be performed by the Employees/Consultants and the maximum value of such services under this Plan are listed in the Counterpart Signature Pages and exhibits thereto; and

WHEREAS, RMEC and the Employees/Consultants intend that this Plan and the services performed hereunder shall be made, requested and performed in such a manner that this Plan shall be a "written compensation agreement" as defined in Rule 405 of the Securities and Exchange Commission ("Commission") pursuant to which RMEC may issue "freely tradeable" shares (except as may be limited by "affiliate" status) of its common stock as payment for services rendered pursuant to an S-8 Registration Statement to be filed with the Commission by RMEC;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

Section 1

Compensation Plan

1.1 Employment. RMEC hereby employs the Employees/Consultants and the Employees/Consultants hereby accept such employment, and have and will perform the services requested by management of RMEC to its satisfaction during the term hereof. The services performed by the Employees/Consultants hereunder have been and will be personally rendered by the Employees/Consultants, and no one acting for or on behalf of the Employees/Consultants, except those persons normally employed by the Employees/Consultants in rendering services to others, such as secretaries, bookkeepers and the like.

1.2 Term. All services performed at the request of RMEC by the Employees/Consultants have either been performed and completed, or shall be performed within one year from the date hereof, at which time this Plan shall terminate, unless extended by written agreement of RMEC and the Employees/Consultants for one additional year. If the Plan shall terminate, and options for unearned shares have been exercised and said shares issued to either consultant pursuant to this Plan, said shares shall be returned by Consultant(s) and canceled by RMEC within ten days of said termination.

1.3 Payment. RMEC and the Employees/Consultants agree that RMEC shall pay the Employees/Consultants for the services performed under this Plan by the issuance of shares of its common stock at a price of $.12 per share as set forth in the attached agreements with and/or invoices from the Employees/Consultants; provided, however, such shares of common stock shall be issued pursuant to and shall be subject to the filing and effectiveness of a Registration Statement on Form S-8 covering such shares with the Commission.

1.4 Common Stock Price. To the extent deemed required or necessary and for all purposes of this Plan, the Employees/Consultants shall have an "option" covering such shares of common stock at the per share price set forth in paragraph 1.4 above during the term hereof; the Employees/Consultants assume the risk of any decrease in the per share price or value of the shares of common stock of RMEC that may be issued by RMEC for services performed by the Employees/Consultants hereunder, and the Employees/Consultants agree that any such decrease shall in no way affect the rights, obligations or duties of the Employees/Consultants hereunder.

1.5 Limitation on Services. None of the services rendered by the Employees/Consultants and paid for by the issuance of shares of common stock of RMEC shall be services related to any "capital raising" or "stock promotion" transaction.

1.6 Delivery of Shares. Upon effectiveness of Registration Statement on Form S-8 of the Commission covering the shares, one or more stock certificates representing such shares shall be delivered to the respective Employees/Consultants at the addresses listed on the Counterpart Signature Pages, unless another address shall be provided to RMEC in writing prior to the issuance of such shares.

1.7 Adjustments in the Number of Shares of Common Stock and Price Per Share. RMEC and the Employees/Consultants agree that the per share price of shares of common stock that may be issued by RMEC to the Employees/Consultants for services performed under this Plan has been arbitrarily set by RMEC; however, in the event RMEC shall undergo a merger, consolidation, reorganization, recapitalization, declare a stock dividend of its shares of common stock or cause to be implemented a forward or reverse stock split which affects the present number of issued and outstanding shares of common stock of RMEC prior to the issuance of shares to the Employees/Consultants, that the per share price and the number of shares issuable to the Employees/Consultants for services actually rendered hereunder after such event shall be appropriately adjusted to reflect any such event.

1.8 Effective Date. The Effective Date of the Plan for each of the Employees/Consultants shall be the date set forth on the respective Counterpart Signature Pages.

Section 2

Representations and Warranties of RMEC

RMEC represents and warrants to, and covenants with, the Employees/Consultants as follows:

2.1 Corporate Status. RMEC is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

2.2 Compensation Plan. The Board of Directors of RMEC has duly adopted a Compensation Plan as defined in Rule 405 of the Commission pursuant to which RMEC may issue "freely tradeable" shares of its common stock as payment for services rendered, subject to the filing and effectiveness of an S-8 Registration Statement to be filed with the Commission by RMEC.

2.3 Registration Statement on Form S-8. RMEC shall engage the services of a competent professional to prepare and file a Registration Statement on Form S-8 with the Commission to cover the shares of common stock to be issued under the Plan; shall cooperate with such professional in every manner whatsoever to the extent reasonably required or necessary so that such Registration Statement shall be competently prepared, which such Registration Statement shall not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and which such Registration Statement shall become effective immediately upon its filing; such Registration Statement shall be prepared at the sole cost and expense of RMEC; and RMEC will provide to the Employees/Consultants prior to the issuance and delivery of any such shares of common stock a copy of such Registration Statement, the Compensation Plan adopted by its Board of Directors, all quarterly, annual or current reports or other documents incorporated by reference into such Registration Statement and any other similar reports filed or publicly disseminated following the effective date of any such Registration Statement.

2.4 Federal and State Securities Laws, Rules and Regulations. RMEC shall fully comply with any and all federal or state securities laws, rules and regulations governing the issuance of any such shares of common stock.

2.5 Limitation on Services. RMEC shall not request the Employees/Consultants to perform any services in connection with any "capital raising" or "stock promotion" transaction under this Plan.

2.6 Reports With the Commission. RMEC is required to file reports with the Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and RMEC has or will file with the Commission all reports required to be filed by it forthwith, and shall continue to file such reports with the Commission so long as required, but for a period of not less than one year; and such reports are or will be true and correct in every material respect.

2.7 Corporate Authority and Due Authorization. RMEC has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder. Execution of this Plan and performance by RMEC hereunder have been duly authorized by all requisite corporate action on the part of RMEC, and this Plan constitutes a valid and binding obligation of RMEC and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of RMEC.

Section 3

Representations and Warranties of the Employees/Consultants

Each of the Employees/Consultants represents and warrants to, and covenants with, RMEC as follows:

3.1 Employment. Each of the Employees/Consultants hereby accepts employment by RMEC for the services performed pursuant to this Agreement. The services performed by the Employees/Consultants hereunder have been personally rendered by the Employees/Consultants, and no one acting for or on behalf of the Employees/Consultants.

3.2 Sophisticated Investors. Each of the Employees/Consultants represents and warrants that, by reason of income, net assets, education, background and business acumen, the Employees/Consultants have the experience and knowledge to evaluate the risks and merits attendant to an investment in shares of common stock of RMEC, either singly or through the aid and assistance of a competent professional, and are fully capable of bearing the economic risk of loss of the total investment of services.

3.3 Suitability of Investment. Prior to the execution of this Plan, each of the Employees/Consultants shall have provided the services outlined in the respective Counterpart Signature Pages to RMEC, and the Employees/Consultants, singly, or through the advice of a competent professional, fully believe that an investment in shares of common stock of RMEC is a suitable investment for the Employees/Consultants.

3.4 Limitation on Services. None of the services rendered by the Employees/Consultants and paid for by the issuance of shares of common stock of RMEC shall be services related to any "capital raising" transaction.

3.5 Authority and Authorization. Each of the Employees/Consultants has full power and authority to enter into this Plan and carry out the obligations hereunder. Execution of this Plan and performance by the Employees/Consultants hereunder constitutes a valid and binding obligation of the Employees/Consultants and performance hereunder will not violate any other agreement to which any of the Employees/Consultants is a party.

Section 4

Indemnity

RMEC and the Employees/Consultants agree to indemnify and hold the other harmless for any loss or damage resulting from any misstatement of a material fact or omission to state a material fact by the other contained herein or contained in the S-8 Registration Statement of RMEC to be filed hereunder, to the extent that any misstatement or omission contained in the Registration Statement was based upon information supplied by the other.

Section 5

Termination

Prior to the performance of services hereunder, this Plan may be terminated (1) by mutual consent of RMEC and the respective Employees/Consultants in writing; (2) by either the Directors of RMEC or the respective Employees/Consultants if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; and (3) shall automatically terminate at the expiration of the term hereof, provided, however, all representations and warranties shall survive the termination hereof; provided, further, however, that any obligation of RMEC to pay for any services actually rendered by the Employees/Consultants hereunder shall survive any such termination.

Section 6

General Provisions

6.1 Further Assurances. At any time, and from time to time, after the execution hereof, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to carry out the intent and purposes of this Plan.

6.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested.

6.3 Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

6.4 Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

6.5 Governing law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

6.6 Assignment. Neither RMEC nor the Employees/Consultants can assign any rights, duties or obligations under this Plan, and in the event of any such assignment, such assignment shall be deemed null and void.

6.7 Counterparts. This Plan may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Plan effective the day and year first above written.

Rocky Mountain Energy Corporation

By /s/ John N. Ehrman

John N. Ehrman, President and CEO

__________________________________________________________________________________________

EXHIBIT "A"

CONSULTING AGREEMENT

THIS AGREEMENT made and entered into this 10th day of March 2003, by and between Charles Clark whose address is Ockham Capital Ltd., 2 Motcomb Street, London SW1X 8JU, England, hereinafter referred to as "Contractor" and Rocky Mountain Energy Corporation, hereinafter referred to as "Company".

WITNESSETH:

For and in consideration of the mutual promises and covenants contained herein the parties hereto agree as follows:

1. Employment. Company hereby hires and employs Contractor as an independent contractor, and Contractor does hereby accept employment as an independent contractor by the Company upon the terms and conditions hereinafter set forth.

2. Term. The term of this Agreement shall be from the 1st day of February 2003 through the 1st day of February 2005.

3. Duties and Obligations of Contractor. Duties shall be the introduction of client company to London exchange and compliance oversight with British regulatory authorities.

4. Contractor's Compensation. Company hereby covenants and agrees to pay a total compensation to the Contractor of 500,000 free trading shares.

5. Company's Duties and Obligations. Company shall have the following duties and obligations under this Agreement.

5.1 Cooperate fully and timely with Contractor so as to enable Contractor to perform its obligations under this Agreement.

5.2 Within five (5) days of the date of execution of this Agreement to deliver to Contractor a complete due diligence package on the Company including all the Company's filings with Securities and Exchange Commission within the last twelve months, the last twelve months of press releases on the Company and all other relevant materials, including but not limited to corporate reports, brochures, and the like; a list of the names of addresses of all the Company's shareholders known to the Company, and a lift of the brokers and market makers in the Company's securities and which have been following the Company.

5.3 Immediately give written notice to Contractor of any change in its financial condition or in the nature of its business or operations which had or might have an adverse effect on its operations, assets, properties or prospects of its business.

5.4 Give full disclosure of all material facts concerning the Company to Contractor and to update such information on a timely basis.

5.5 Promptly pay the compensation due Contractor under the provisions of this Agreement.

5.6 The Company will provide Contractor with an updated shareholders list.

6. Non-Disclosure. Except as may be required by law, Company, its officers, directors, employees, agents and affiliates shall not disclose the contents and provisions of this Agreement to any individual or entity without Contractor's express written consent.

7. Company's Representations and Warranties. Company represents and warrants to Contractor for the purpose of inducing Contractor to enter into and consummate this Agreement as follows:

7.1 Company has the power and authority to execute, deliver and perform this Agreement.

7.2 The execution and delivery by the Company of this Agreement has been duly and validly authorized by all requisite action by the Company. No license, consent or approval of any person is required for the Company's execution and delivery of this Agreement.

7.3 This Agreement has been duly executed and delivered by the Company. This Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject to the effect to any applicable bankruptcy, insolvency, reorganization, moratorium or similar law effecting creditors' rights generally and to general principals of equity.

7.4 The execution and delivery by the Company of this Agreement does not conflict with, constitute a breach of or a default thereunder (i) any applicable law, or any applicable rule, judgment, order, writ, injunction, or decree of any court; (ii) any applicable rule or regulation of any administrative agency or other governmental authority; (iii) the certificate of incorporation and By-Laws of the Company; (iv) any agreement, indenture, instrument or contract to which the Company is now a party or by which it is bound.

8. Contractor Confidentiality Agreement. Contractor acknowledges that during the performance of its duties and obligations pursuant to this Agreement it shall receive information on the Company which is not known to the public; i.e., confidential information. Contractor will use the Company's confidential information only for the purposes of fulfilling its duties and obligations under this Agreement and for no other purpose; nor, shall Contractor disclose to others such confidential information, expect to those individuals or entities who are directly involved in Contractors performance under this Agreement, each of such individuals or entities having first agreed, in writing, to be bound by the provisions of this paragraph. Contractor's obligations of confidentiality shall not apply to information (i) known to or owned by Contractor prior to the date of this Agreement, (ii) developed by Contractor independent of the Company, (iii) was at the time of disclosure to Contractor or thereafter became publicly acknowledged through no fault or omission of Contractor; or (iv) was lawfully obtained by Contractor from a third party under no obligation of confidentiality to the Company. Upon completion of its services and upon the Company's written request, all materials, including original documentation, provide by the Company to Contractor will be returned to the Company.

9. Miscellaneous.

9.1 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the Parties hereto at their addresses indicated hereinafter. Either party may change his or its address for the purpose of this paragraph by written notice similarly given. Parties addresses are as follows:

Company: Rocky Mountain Energy Corporation

333 N. Sam Houston Pkwy. E., Suite 910

Houston, Texas 77060

Phone: (281) 448-6500

Fax: (281) 448-6523

Contractor: Charles Clark

Ockham Capital Ltd.

2 Motcomb Street

London SW1X 8JU

England

Phone: 011.442072010514

Fax: 011.442072010520

9.2 Entire Agreement. This Agreement represents the entire Agreement between the parties in relation to the subject matter hereof and supersedes all prior agreements between such parties relating to such subject matter.

9.3 Amendment of Agreement. This Agreement may be altered or amended, in whole or in part, only in writing signed by the party against whom enforcement is sought.

9.4 Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of a like or different nature.

9.5 Situs. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. Venue shall be Harris County, Texas.

9.6 Benefits. The Agreement shall insure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

9.7 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

9.8 Number of Parties. The singular shall include the plural and the plural the singular and one gender shall include all genders. As used in this Agreement the term Affiliate means a person, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under, control with, the Company.

9.9 Currency. In all instances, references to monies used in this Agreement shall be deemed to be United States dollars.

9.10 Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

Company: ROCKY MOUNTAIN ENERGY CORPORATION

By: /s/ John Ehrman

Its: President

Date: 2/10/03

Contractor: CHARLES CLARK

By: /s/ Charles Clark

Date: 2/10/03

__________________________________________________________________________________________________

EXHIBIT "B"

CONSULTING AGREEMENT

THIS AGREEMENT made and entered into this 1st day of March 2003, by and between Franklin C. Fisher, Jr. whose address is One Riverway, Suite 1700, Houston, Texas 77056, hereinafter referred to as "Contractor" and Rocky Mountain Energy Corporation, hereinafter referred to as "Company".

WITNESSETH:

For and in consideration of the mutual promises and covenants contained herein the parties hereto agree as follows:

1. Employment. Company hereby hires and employs Contractor as an independent contractor, and Contractor does hereby accept employment as an independent contractor by the Company upon the terms and conditions hereinafter set forth.

2. Term. The term of this Agreement shall be from the 1st day of March 2003 through the 1st day of March 2005.

3. Duties and Obligations of Contractor. Contractor shall locate, qualify and arrange for qualified personnel to join the Company's board of directors. Such director candidates shall be acceptable to the "Company." Contractor shall assist and direct the Company in merger and acquisition work as well as assist Company in locating and retaining counsel on a case by case basis as the need arises.

4. Contractor's Compensation. Company hereby covenants and agrees to pay a total compensation to the Contractor of 1,000,000 shares of free trading RMEC common stock.

5. Company's Duties and Obligations. Company shall have the following duties and obligations under this Agreement.

5.1 Cooperate fully and timely with Contractor so as to enable Contractor to perform its obligations under this Agreement.

5.2 Within five (5) days of the date of execution of this Agreement to deliver to Contractor a complete due diligence package on the Company including all the Company's filings with Securities and Exchange Commission within the last twelve months, the last twelve months of press releases on the Company and all other relevant materials, including but not limited to corporate reports, brochures, and the like; a list of the names of addresses of all the Company's shareholders known to the Company, and a lift of the brokers and market makers in the Company's securities and which have been following the Company.

5.3 Immediately give written notice to Contractor of any change in its financial condition or in the nature of its business or operations which had or might have an adverse effect on its operations, assets, properties or prospects of its business.

5.4 Give full disclosure of all material facts concerning the Company to Contractor and to update such information on a timely basis.

5.5 Promptly pay the compensation due Contractor under the provisions of this Agreement.

5.6 The Company will provide Contractor with an updated shareholders list.

6. Non-Disclosure. Except as may be required by law, Company, its officers, directors, employees, agents and affiliates shall not disclose the contents and provisions of this Agreement to any individual or entity without Contractor's express written consent.

7. Company's Representations and Warranties. Company represents and warrants to Contractor for the purpose of inducing Contractor to enter into and consummate this Agreement as follows:

7.1 Company has the power and authority to execute, deliver and perform this Agreement.

7.2 The execution and delivery by the Company of this Agreement has been duly and validly authorized by all requisite action by the Company. No license, consent or approval of any person is required for the Company's execution and delivery of this Agreement.

7.3 This Agreement has been duly executed and delivered by the Company. This Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject to the effect to any applicable bankruptcy, insolvency, reorganization, moratorium or similar law effecting creditors' rights generally and to general principals of equity.

7.4 The execution and delivery by the Company of this Agreement does not conflict with, constitute a breach of or a default thereunder (i) any applicable law, or any applicable rule, judgment, order, writ, injunction, or decree of any court; (ii) any applicable rule or regulation of any administrative agency or other governmental authority; (iii) the certificate of incorporation and By-Laws of the Company; (iv) any agreement, indenture, instrument or contract to which the Company is now a party or by which it is bound.

8. Contractor Confidentiality Agreement. Contractor acknowledges that during the performance of its duties and obligations pursuant to this Agreement it shall receive information on the Company which is not known to the public; i.e., confidential information. Contractor will use the Company's confidential information only for the purposes of fulfilling its duties and obligations under this Agreement and for no other purpose; nor, shall Contractor disclose to others such confidential information, expect to those individuals or entities who are directly involved in Contractors performance under this Agreement, each of such individuals or entities having first agreed, in writing, to be bound by the provisions of this paragraph. Contractor's obligations of confidentiality shall not apply to information (i) known to or owned by Contractor prior to the date of this Agreement, (ii) developed by Contractor independent of the Company, (iii) was at the time of disclosure to Contractor or thereafter became publicly acknowledged through no fault or omission of Contractor; or (iv) was lawfully obtained by Contractor from a third party under no obligation of confidentiality to the Company. Upon completion of its services and upon the Company's written request, all materials, including original documentation, provide by the Company to Contractor will be returned to the Company.

9. Miscellaneous.

9.1 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the Parties hereto at their addresses indicated hereinafter. Either party may change his or its address for the purpose of this paragraph by written notice similarly given. Parties addresses are as follows:

Company: Rocky Mountain Energy Corporation

333 N. Sam Houston Pkwy. E., Suite 910

Houston, Texas 77060

Phone: (281) 448-6500

Fax: (281) 448-6523

Contractor: Franklin C. Fisher, Jr.

One Riverway, Suite 1700

Houston, Texas 77056-1997

Phone: 713.840.6322

Fax: 713.840.6323

9.2 Entire Agreement. This Agreement represents the entire Agreement between the parties in relation to the subject matter hereof and supersedes all prior agreements between such parties relating to such subject matter.

9.3 Amendment of Agreement. This Agreement may be altered or amended, in whole or in part, only in writing signed by the party against whom enforcement is sought.

9.4 Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of a like or different nature.

9.5 Situs. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. Venue shall be Harris County, Texas.

9.6 Benefits. The Agreement shall insure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

9.7 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

9.8 Number of Parties. The singular shall include the plural and the plural the singular and one gender shall include all genders. As used in this Agreement the term Affiliate means a person, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under, control with, the Company.

9.9 Currency. In all instances, references to monies used in this Agreement shall be deemed to be United States dollars.

9.10 Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

Company: ROCKY MOUNTAIN ENERGY CORPORATION

By: /s/ John Ehrman

Its: President

Date: 3/1/03

Contractor: FRANKLIN C. FISHER, JR.

By: /s/ Franklin C. Fisher, Jr.

Date: 3/1/03

_______________________________________________________________________________________________

EXHIBIT "C"

CONSULTING AGREEMENT

THIS AGREEMENT made and entered into this 6th day of February 2003, by and between Darren J. Cioffi whose address is 59 Terapin St., Mastic, NY 11950, hereinafter referred to as "Contractor" and Rocky Mountain Energy Corporation, hereinafter referred to as "Company".

WITNESSETH:

For and in consideration of the mutual promises and covenants contained herein the parties hereto agree as follows:

1. Employment. Company hereby hires and employs Contractor as an independent contractor, and Contractor does hereby accept employment as an independent contractor by the Company upon the terms and conditions hereinafter set forth.

2. Term. The term of this Agreement shall be from the 6th day of February 2003 through the 6th day of February 2005.

3. Duties and Obligations of Contractor. Contractor shall locate, qualify and arrange for qualified personnel to join the Company's board of directors. Such director candidates shall be acceptable to the Contractor of 2,000,000 shares as follows:

4. Contractor's Compensation. Company hereby covenants and agrees to pay a total compensation to the Contractor of 2,000,000 shares as follows:
No. Shares	Terms
500,000 shares	Upon execution of this agreement
500,000 shares	Upon expiration of 30 days
500,000 shares	Upon expiration of 60 days
500,000 shares	Upon expiration of 90 days

5. Company's Duties and Obligations. Company shall have the following duties and obligations under this Agreement.

5.1 Cooperate fully and timely with Contractor so as to enable Contractor to perform its obligations under this Agreement.

5.2 Within five (5) days of the date of execution of this Agreement to deliver to Contractor a complete due diligence package on the Company including all the Company's filings with Securities and Exchange Commission within the last twelve months, the last twelve months of press releases on the Company and all other relevant materials, including but not limited to corporate reports, brochures, and the like; a list of the names of addresses of all the Company's shareholders known to the Company, and a lift of the brokers and market makers in the Company's securities and which have been following the Company.

5.3 Immediately give written notice to Contractor of any change in its financial condition or in the nature of its business or operations which had or might have an adverse effect on its operations, assets, properties or prospects of its business.

5.4 Give full disclosure of all material facts concerning the Company to Contractor and to update such information on a timely basis.

5.5 Promptly pay the compensation due Contractor under the provisions of this Agreement.

5.6 The Company will provide Contractor with an updated shareholders list.

6. Non-Disclosure. Except as may be required by law, Company, its officers, directors, employees, agents and affiliates shall not disclose the contents and provisions of this Agreement to any individual or entity without Contractor's express written consent.

7. Company's Representations and Warranties. Company represents and warrants to Contractor for the purpose of inducing Contractor to enter into and consummate this Agreement as follows:

7.1 Company has the power and authority to execute, deliver and perform this Agreement.

7.2 The execution and delivery by the Company of this Agreement has been duly and validly authorized by all requisite action by the Company. No license, consent or approval of any person is required for the Company's execution and delivery of this Agreement.

7.3 This Agreement has been duly executed and delivered by the Company. This Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject to the effect to any applicable bankruptcy, insolvency, reorganization, moratorium or similar law effecting creditors' rights generally and to general principals of equity.

7.4 The execution and delivery by the Company of this Agreement does not conflict with, constitute a breach of or a default thereunder (i) any applicable law, or any applicable rule, judgment, order, writ, injunction, or decree of any court; (ii) any applicable rule or regulation of any administrative agency or other governmental authority; (iii) the certificate of incorporation and By-Laws of the Company; (iv) any agreement, indenture, instrument or contract to which the Company is now a party or by which it is bound.

8. Contractor Confidentiality Agreement. Contractor acknowledges that during the performance of its duties and obligations pursuant to this Agreement it shall receive information on the Company which is not known to the public; i.e., confidential information. Contractor will use the Company's confidential information only for the purposes of fulfilling its duties and obligations under this Agreement and for no other purpose; nor, shall Contractor disclose to others such confidential information, expect to those individuals or entities who are directly involved in Contractors performance under this Agreement, each of such individuals or entities having first agreed, in writing, to be bound by the provisions of this paragraph. Contractor's obligations of confidentiality shall not apply to information (i) known to or owned by Contractor prior to the date of this Agreement, (ii) developed by Contractor independent of the Company, (iii) was at the time of disclosure to Contractor or thereafter became publicly acknowledged through no fault or omission of Contractor; or (iv) was lawfully obtained by Contractor from a third party under no obligation of confidentiality to the Company. Upon completion of its services and upon the Company's written request, all materials, including original documentation, provide by the Company to Contractor will be returned to the Company.

9. Miscellaneous.

9.1 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the Parties hereto at their addresses indicated hereinafter. Either party may change his or its address for the purpose of this paragraph by written notice similarly given. Parties addresses are as follows:

Company: Rocky Mountain Energy Corporation

333 N. Sam Houston Pkwy. E., Suite 910

Houston, Texas 77060

Phone: (281) 448-6500

Fax: (281) 448-6523

Contractor: Darren J. Cioffi

59 Terapin St.

Mastic, NY 11950

Phone: 631.872.4311

Fax: 631.399.8704

9.2 Entire Agreement. This Agreement represents the entire Agreement between the parties in relation to the subject matter hereof and supersedes all prior agreements between such parties relating to such subject matter.

9.3 Amendment of Agreement. This Agreement may be altered or amended, in whole or in part, only in writing signed by the party against whom enforcement is sought.

9.4 Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of a like or different nature.

9.5 Situs. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. Venue shall be Harris County, Texas.

9.6 Benefits. The Agreement shall insure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

9.7 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

9.8 Number of Parties. The singular shall include the plural and the plural the singular and one gender shall include all genders. As used in this Agreement the term Affiliate means a person, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under, control with, the Company.

9.9 Currency. In all instances, references to monies used in this Agreement shall be deemed to be United States dollars.

9.10 Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

Company: ROCKY MOUNTAIN ENERGY CORPORATION

By: /s/ John Ehrman

Its: President

Date: 2/6/03

Contractor: DARREN J. CIOFFI

By: /s/ Darren J. Cioffi

Date: 2/6/03

_________________________________________________________________________________________________

EXHIBIT "D"

CONSULTING AGREEMENT

THIS AGREEMENT made and entered into this 10th day of February 2003, by and between A. Mack, whose address is 660 Preston Forest Center, Suite 307, Dallas, Texas 75230, hereinafter referred to as "Contractor" and Rocky Mountain Energy Corporation, hereinafter referred to as "Company".

WITNESSETH:

For and in consideration of the mutual promises and covenants contained herein the parties hereto agree as follows:

1. Employment. Company hereby hires and employs Contractor as an independent contractor, and Contractor does hereby accept employment as an independent contractor by the Company upon the terms and conditions hereinafter set forth.

2. Term. The term of this Agreement shall be from the 6th day of February 2003 through the 6th day of February 2005.

3. Duties and Obligations of Contractor. Contractor shall locate, qualify and arrange for qualified personnel to join the Company's board of directors. Such director candidates shall be acceptable to the "Company."

4. Contractor's Compensation. Company hereby covenants and agrees to pay a total compensation to the Contractor of 1,000,000 shares as follows:
No. Shares	Terms
250,000 shares	Upon execution of this agreement
250,000 shares	Upon expiration of 30 days
250,000 shares	Upon expiration of 60 days
250,000 shares	Upon expiration of 90 days

5. Company's Duties and Obligations. Company shall have the following duties and obligations under this Agreement.

5.1 Cooperate fully and timely with Contractor so as to enable Contractor to perform its obligations under this Agreement.

5.2 Within five (5) days of the date of execution of this Agreement to deliver to Contractor a complete due diligence package on the Company including all the Company's filings with Securities and Exchange Commission within the last twelve months, the last twelve months of press releases on the Company and all other relevant materials, including but not limited to corporate reports, brochures, and the like; a list of the names of addresses of all the Company's shareholders known to the Company, and a lift of the brokers and market makers in the Company's securities and which have been following the Company.

5.3 Immediately give written notice to Contractor of any change in its financial condition or in the nature of its business or operations which had or might have an adverse effect on its operations, assets, properties or prospects of its business.

5.4 Give full disclosure of all material facts concerning the Company to Contractor and to update such information on a timely basis.

5.5 Promptly pay the compensation due Contractor under the provisions of this Agreement.

5.6 The Company will provide Contractor with an updated shareholders list.

6. Non-Disclosure. Except as may be required by law, Company, its officers, directors, employees, agents and affiliates shall not disclose the contents and provisions of this Agreement to any individual or entity without Contractor's express written consent.

7. Company's Representations and Warranties. Company represents and warrants to Contractor for the purpose of inducing Contractor to enter into and consummate this Agreement as follows:

7.1 Company has the power and authority to execute, deliver and perform this Agreement.

7.2 The execution and delivery by the Company of this Agreement has been duly and validly authorized by all requisite action by the Company. No license, consent or approval of any person is required for the Company's execution and delivery of this Agreement.

7.3 This Agreement has been duly executed and delivered by the Company. This Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject to the effect to any applicable bankruptcy, insolvency, reorganization, moratorium or similar law effecting creditors' rights generally and to general principals of equity.

7.4 The execution and delivery by the Company of this Agreement does not conflict with, constitute a breach of or a default thereunder (i) any applicable law, or any applicable rule, judgment, order, writ, injunction, or decree of any court; (ii) any applicable rule or regulation of any administrative agency or other governmental authority; (iii) the certificate of incorporation and By-Laws of the Company; (iv) any agreement, indenture, instrument or contract to which the Company is now a party or by which it is bound.

8. Contractor Confidentiality Agreement. Contractor acknowledges that during the performance of its duties and obligations pursuant to this Agreement it shall receive information on the Company which is not known to the public; i.e., confidential information. Contractor will use the Company's confidential information only for the purposes of fulfilling its duties and obligations under this Agreement and for no other purpose; nor, shall Contractor disclose to others such confidential information, expect to those individuals or entities who are directly involved in Contractors performance under this Agreement, each of such individuals or entities having first agreed, in writing, to be bound by the provisions of this paragraph. Contractor's obligations of confidentiality shall not apply to information (i) known to or owned by Contractor prior to the date of this Agreement, (ii) developed by Contractor independent of the Company, (iii) was at the time of disclosure to Contractor or thereafter became publicly acknowledged through no fault or omission of Contractor; or (iv) was lawfully obtained by Contractor from a third party under no obligation of confidentiality to the Company. Upon completion of its services and upon the Company's written request, all materials, including original documentation, provide by the Company to Contractor will be returned to the Company.

9. Miscellaneous.

9.1 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the Parties hereto at their addresses indicated hereinafter. Either party may change his or its address for the purpose of this paragraph by written notice similarly given. Parties addresses are as follows:

Company: Rocky Mountain Energy Corporation

333 N. Sam Houston Pkwy. E., Suite 910

Houston, Texas 77060

Phone: (281) 448-6500

Fax: (281) 448-6523

Contractor: A. Mack

660 Preston Forest Center, Suite 307

Dallas, Texas 75230

Phone:

Fax:

9.2 Entire Agreement. This Agreement represents the entire Agreement between the parties in relation to the subject matter hereof and supersedes all prior agreements between such parties relating to such subject matter.

9.3 Amendment of Agreement. This Agreement may be altered or amended, in whole or in part, only in writing signed by the party against whom enforcement is sought.

9.4 Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of a like or different nature.

9.5 Situs. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. Venue shall be Harris County, Texas.

9.6 Benefits. The Agreement shall insure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

9.7 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

9.8 Number of Parties. The singular shall include the plural and the plural the singular and one gender shall include all genders. As used in this Agreement the term Affiliate means a person, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under, control with, the Company.

9.9 Currency. In all instances, references to monies used in this Agreement shall be deemed to be United States dollars.

9.10 Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

Company: ROCKY MOUNTAIN ENERGY CORPORATION

By: /s/ John. Ehrman

Its: President

Date: 2/10/03

Contractor: A. MACK

By: /s/ A. Mack

Date: 2/10/03

_________________________________________________________________________________________________

EXHIBIT "E"

CONSULTING AGREEMENT

THIS AGREEMENT made and entered into this 1st day of March 2003, by and between W. Roderick Johnson, Sr. whose address is 228 Byrd Ave., Philadelphia, MS 39350, hereinafter referred to as "Contractor" and Rocky Mountain Energy Corporation, hereinafter referred to as "Company".

WITNESSETH:

For and in consideration of the mutual promises and covenants contained herein the parties hereto agree as follows:

1. Employment. Company hereby hires and employs Contractor as an independent contractor, and Contractor does hereby accept employment as an independent contractor by the Company upon the terms and conditions hereinafter set forth.

2. Term. The term of this Agreement shall be from the 1st day of March 2003 through the 1st day of March 2005.

3. Duties and Obligations of Contractor. Legal services associated with merger, acquisition, title work, due diligence to close acquisition properties and general legal work.

4. Contractor's Compensation. Company hereby covenants and agrees to pay a total compensation to the Contractor of 1,000,000 shares.

5. Company's Duties and Obligations. Company shall have the following duties and obligations under this Agreement.

5.1 Cooperate fully and timely with Contractor so as to enable Contractor to perform its obligations under this Agreement.

5.2 Within five (5) days of the date of execution of this Agreement to deliver to Contractor a complete due diligence package on the Company including all the Company's filings with Securities and Exchange Commission within the last twelve months, the last twelve months of press releases on the Company and all other relevant materials, including but not limited to corporate reports, brochures, and the like; a list of the names of addresses of all the Company's shareholders known to the Company, and a lift of the brokers and market makers in the Company's securities and which have been following the Company.

5.3 Immediately give written notice to Contractor of any change in its financial condition or in the nature of its business or operations which had or might have an adverse effect on its operations, assets, properties or prospects of its business.

5.4 Give full disclosure of all material facts concerning the Company to Contractor and to update such information on a timely basis.

5.5 Promptly pay the compensation due Contractor under the provisions of this Agreement.

5.6 The Company will provide Contractor with an updated shareholders list.

6. Non-Disclosure. Except as may be required by law, Company, its officers, directors, employees, agents and affiliates shall not disclose the contents and provisions of this Agreement to any individual or entity without Contractor's express written consent.

7. Company's Representations and Warranties. Company represents and warrants to Contractor for the purpose of inducing Contractor to enter into and consummate this Agreement as follows:

7.1 Company has the power and authority to execute, deliver and perform this Agreement.

7.2 The execution and delivery by the Company of this Agreement has been duly and validly authorized by all requisite action by the Company. No license, consent or approval of any person is required for the Company's execution and delivery of this Agreement.

7.3 This Agreement has been duly executed and delivered by the Company. This Agreement is the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its respective terms, subject to the effect to any applicable bankruptcy, insolvency, reorganization, moratorium or similar law effecting creditors' rights generally and to general principals of equity.

7.4 The execution and delivery by the Company of this Agreement does not conflict with, constitute a breach of or a default thereunder (i) any applicable law, or any applicable rule, judgment, order, writ, injunction, or decree of any court; (ii) any applicable rule or regulation of any administrative agency or other governmental authority; (iii) the certificate of incorporation and By-Laws of the Company; (iv) any agreement, indenture, instrument or contract to which the Company is now a party or by which it is bound.

8. Contractor Confidentiality Agreement. Contractor acknowledges that during the performance of its duties and obligations pursuant to this Agreement it shall receive information on the Company which is not known to the public; i.e., confidential information. Contractor will use the Company's confidential information only for the purposes of fulfilling its duties and obligations under this Agreement and for no other purpose; nor, shall Contractor disclose to others such confidential information, expect to those individuals or entities who are directly involved in Contractors performance under this Agreement, each of such individuals or entities having first agreed, in writing, to be bound by the provisions of this paragraph. Contractor's obligations of confidentiality shall not apply to information (i) known to or owned by Contractor prior to the date of this Agreement, (ii) developed by Contractor independent of the Company, (iii) was at the time of disclosure to Contractor or thereafter became publicly acknowledged through no fault or omission of Contractor; or (iv) was lawfully obtained by Contractor from a third party under no obligation of confidentiality to the Company. Upon completion of its services and upon the Company's written request, all materials, including original documentation, provide by the Company to Contractor will be returned to the Company.

9. Miscellaneous.

9.1 Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing, and shall be deemed to have been duly given when delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the Parties hereto at their addresses indicated hereinafter. Either party may change his or its address for the purpose of this paragraph by written notice similarly given. Parties addresses are as follows:

Company: Rocky Mountain Energy Corporation

333 N. Sam Houston Pkwy. E., Suite 910

Houston, Texas 77060

Phone: (281) 448-6500

Fax: (281) 448-6523

Contractor: W. Roderick Johnson, Sr.

228 Byrd Ave.

Philadelphia, MS 39350

Phone: 601.389.2277

Fax: 601.389.6030

9.2 Entire Agreement. This Agreement represents the entire Agreement between the parties in relation to the subject matter hereof and supersedes all prior agreements between such parties relating to such subject matter.

9.3 Amendment of Agreement. This Agreement may be altered or amended, in whole or in part, only in writing signed by the party against whom enforcement is sought.

9.4 Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other subsequent breach or condition, whether of a like or different nature.

9.5 Situs. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. Venue shall be Harris County, Texas.

9.6 Benefits. The Agreement shall insure to the benefit of and be binding upon the parties hereto, their heirs, personal representatives, successors and assigns.

9.7 Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any way affect or render invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if such invalid or unenforceable provision were not contained herein.

9.8 Number of Parties. The singular shall include the plural and the plural the singular and one gender shall include all genders. As used in this Agreement the term Affiliate means a person, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under, control with, the Company.

9.9 Currency. In all instances, references to monies used in this Agreement shall be deemed to be United States dollars.

9.10 Multiple Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of such counterparts shall constitute one (1) instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

Company: ROCKY MOUNTAIN ENERGY CORPORATION

By: /s/ John Ehrman

Its: President

Date: 3/1/03

Contractor: W. RODERICK JOHNSON, SR.

By: /s/ W. Roderick Johnson, Sr.

Date: 3/1/03

_________________________________________________________________________________________________